PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                             STRONG ENTERPRISE FUND
                             STRONG GROWTH 20 FUND
                          STRONG SMALL CAP VALUE FUND
                        STRONG U.S. EMERGING GROWTH FUND

                   Supplement to Prospectus dated May 1, 1999


STRONG SMALL CAP VALUE FUND

Effective immediately, the Strong Small Cap Value Fund will define "small-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell 2500 Index at the time of investment. Previously, "small-capitalization companies" was defined as companies with a market capitalization of $2 billion or less at the time of investment.


          The date of this Prospectus Supplement is November 5, 1999.


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